Principal Life Insurance Company Variable Life Separate Account

Supplement dated May 17, 2021
to the Statutory Prospectuses dated May 1, 2021 for:

Principal Variable Universal Life Accumulator
Principal Variable Universal Life Accumulator II
Principal Flexible Variable Life
Principal Survivorship Flexible Premium Variable Universal Life
Principal Variable Universal Life Income
Principal Variable Universal Life Income II
PrinFlex Life

and to the Updating Summary Prospectuses dated May 1, 2021 for:

Principal Variable Universal Life Accumulator
Principal Flexible Variable Life
PrinFlex Life

This supplement updates information contained in the Statutory Prospectus for the variable life insurance policies referenced above. Please retain this supplement for future reference.

In accordance with applicable law, on or about July 23, 2021, the Company intends to move all assets in the separate account division that invests in the Lincoln Delaware VIP SMID Cap Core Fund – Service Class (the “Existing Fund”) into the division that invests in the Janus Henderson Series Enterprise Portfolio – Service Shares (the “Replacement Fund”).

The Replacement Fund is an existing underlying investment option under your policy, and its summary prospectus is being mailed to you with this supplement.

No action is required on your part at this time, nor will you need to take any action prior to the substitution. The Company will bear all expenses related to the substitution, and there will be no tax consequences for you. Affected policy owners will be permitted to make at least one transfer from the Division that invests in the Existing Fund (beginning at least 30 days before the substitution date) or the Division that invests in the Replacement Fund (through at least 30 days after the substitution date) to another available investment option under the policy without charge.

For Principal Variable Universal Life Accumulator II, Principal Survivorship Flexible Premium Variable Universal Life, Principal Variable Universal Life Income, and Principal Variable Universal Life Income II, on or about July 23, 2021, remove the Replacement Fund from the list of underlying funds under “Table of Separate Account Divisions” in the prospectus.

For Principal Variable Universal Life Accumulator, Principal Flexible Variable Life, and PrinFlex Life, on or about July 23, 2021, remove the Replacement Fund from the list of underlying funds in the prospectus and updating summary prospectus “Appendix – Underlying Funds Available Under the Policy.”